EXHIBIT 10.2

                   AMENDMENT TO REGISTRATION RIGHTS AGREEMENT

         THIS AMENDMENT TO REGISTRATION RIGHTS AGREEMENT is entered into as of December 6, 2004 with reference to the following:

         WHEREAS, MONARCH POINTE FUND, LTD., (the "FUND") and MERCATOR ADVISORY GROUP, LLC ("MERCATOR") (the Fund and Mercator are referred to individually as a "Holder" and collectively as the "HOLDERS"), and INTERNATIONAL CARD ESTABLISHMENT, INC., a Delaware corporation (the "COMPANY") previously entered into that certain Registration Rights Agreement dated September 13, 2004 (the "Agreement"); and

         WHEREAS, the parties desire to amend the Agreement;

         NOW, THEREFORE, for good and valuable consideration, the parties agree as follows:

1. The second WHEREAS clause is deleted in its entirety and the following is inserted: "WHEREAS, each Fund and MAG have acquired Warrants (together, the "WARRANTS") from the Company, pursuant to which the Holders have the right to purchase in the aggregate up to 7,509,387 shares of the Common Stock through the exercise of the Warrants;

2. Paragraph 2(a) of the Agreement is deleted in its entirety and the following is inserted: On or before January 15, 2005 (the "Registration Date"), the Company shall file a registration statement (the "Registration Statement") on Form SB-2 or S3 with the SEC registering the maximum number of shares of Common Stock to be issued upon conversion of the Preferred Stock and exercise of the Warrants. The Company shall use its best efforts to have the Registration Statement declared effective within 80 days after the initial filing with the SEC. Once effective, the Company shall maintain the effectiveness of the Registration Statement until the earlier of (i) the date that all of the Registrable Securities have been sold, or (ii) the date that the Company receives an opinion of counsel to the Company that all of the Registrable Securities may be freely traded without registration under the Securities Act, under Rule 144 promulgated under the Securities Act or otherwise.

3. Paragraph 2(b) of the Agreement is deleted in its entirety and the following is inserted: "The Company will initially include in the Registration Statement as Registrable Securities 15,509,387 shares of Common Stock.

In all other respects, the Agreement shall remain unchanged and in full force and effect.

                            Signature Page to Follow

         IN WITNESS WHEREOF, this Agreement has been executed and delivered by the parties hereto as of the date first above written.

                                  INTERNATIONAL CARD ESTABLISHMENT, INC.

                                  By:_________________________________________
                                  Name: ______________________________________
                                  Its:  ______________________________________


                                  MONARCH POINTE FUND, LTD.

                                  By: _______________________________________
                                  Name: David Firestone
                                  Its:  President

                                  MERCATOR ADVISORY GROUP, LLC

                                  By: ________________________________________
                                  Name: David Firestone
                                  Its:  Managing Member



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